                                                                   EXHIBIT 10.37


                                AMENDMENT NO. 1
                                       TO
                         REGISTRATION RIGHTS AGREEMENT


         THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of March 27, 1997, by and between Intelect Communications Systems Limited, a Bermuda corporation (the "Company"), and St. James Capital Corp., a Delaware corporation (the "Purchaser").

         WHEREAS, on February 26, 1997, the Company and the Purchaser entered into a Registration Rights Agreement (the "Original Registration Rights Agreement"), pursuant to which the Company granted the Purchaser certain registration rights in respect of the Shares (as such term is defined in the Original Registration Rights Agreement);

         WHEREAS, effective as of February 26, 19976, the Purchaser agreed to amend and restate the Floating Rate Promissory Note from the Company to Purchaser dated as of February 26,1997, in the original principal amount of $2,500,000 (the "Note"), such that, among other matters, the principal amount that may be advanced under the Note was increased from $2,500,000 to up to $5,000,000;

         WHEREAS, as of the date hereof and in connection with the amendment and restatement of the Note, the Company issued the Purchaser a Warrant ("New Warrant") which may be exercised to purchase shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at $3.25 per share, subject to adjustment (the "New Warrant Shares");

         WHEREAS, the Company wishes to grant the Purchaser certain registration rights in respect of the New Warrant Shares, as set forth herein;

         WHEREAS, the Company wishes to amend the Original Registration Rights Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

         SECTION 1. The definition of "Registrable Securities" in the Original Registration Rights Agreement is hereby amended to read in its entirety as follows:

                 Registrable Securities shall mean (i) the Shares; (ii) the New Warrant Shares; and (iii) any Common Stock issued or issuable at any time or from time to time in respect of the securities in (i) or (ii) of this sentence upon a stock split, stock dividend, recapitalization or other similar event involving the Company.

         SECTION 2. All references to the term "Shares" in the Original Registration Rights Agreement shall be amended and replaced by the term "Registrable Securities", except as set forth in Section 1 of this Amendment.

         SECTION 3. By their execution of this Amendment, both the Company and the Purchaser agree to be a party to, and bound by, the terms of the Original Registration Rights Agreement, as amended by this Amendment.

         SECTION 4. This Amendment shall be governed in all respects by the laws of the State of Texas.

         SECTION 5. All other terms and conditions of the Original Registration Rights Agreement shall be and remain the same and in full force and effect.

         SECTION 6. Each party hereto represents and warrants that this Amendment has been duly authorized by it and has been duly executed and delivered on its behalf, and the Original Registration Rights Agreement, after giving effect to this Amendment, constitutes a valid and legally binding agreement of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws of general application relating to or effecting the enforcement of creditors' rights.

         SECTION 7. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                          THE COMPANY'S SIGNATURE PAGE


         IN WITNESS WHEREOF, the Company has executed this Amendment effective upon the date first set forth above.




                                        INTELECT COMMUNICATIONS SYSTEMS LIMITED



                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

                         THE PURCHASER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Purchaser has signed this Amendment as of the date first written above.

                                        ST. JAMES CAPITAL CORP.



                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________